Exhibit 99.2
AMENDED AND RESTATED
SECURITY AGREEMENT
     THIS AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”) dated as of June 12, 2006 is by and among the parties identified as “Debtors” on the signature pages attached hereto and such other parties as may become Debtors hereunder (each a “Debtor” and collectively, the “Debtors”), and Bank of America, N.A., as Administrative Agent, for the ratable benefit of the Lenders (the “Administrative Agent”) and amends and restates that certain Security Agreement, dated as of December 19, 2003 (as amended or otherwise modified prior to the date hereof), among the Borrower, the debtors from time to time party thereto, and Bank of America, N.A., as administrative agent.
RECITALS:
     A. Quanta Services, Inc., a Delaware corporation (the “Borrower”), the Guarantors identified therein, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer have entered into that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”).
     B. This Agreement is required under the terms of the Credit Agreement.
     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Definitions.
     (a) Unless otherwise defined herein, capitalized terms have the same meaning given them in the Credit Agreement.
     (b) The following terms shall have the meanings assigned thereto in the Uniform Commercial Code in effect in the State of New York on the date hereof: Accession, Account, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Equipment, Farm Products, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Proceeds, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper.
     (c) As used herein, the following terms shall have the meaning set forth below:
     “Cash Collateral” is defined in Section 2.1(i).
     “Collateral” is defined in the last paragraph of Section 2.1.
     “Collateral Proceeds” is defined in last paragraph of Section 2.1.
     “Collateral Termination Date” means the first date on which no Loan or Credit Extension is outstanding under the Credit Agreement, the Commitments have been permanently terminated, and no other Obligations are due and payable thereunder or under any other Loan Document.
     “Copyright License” means any written agreement, naming any Debtor as licensor, granting any right under any Copyright.

     “Copyrights” means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and (b) all renewals thereof.
     “Excluded Items” is defined in the last paragraph of Section 2.1.
     “Patent License” means any agreement, whether written or oral, providing for the grant by or to a Debtor of any right to manufacture, use or sell any invention covered by a Patent.
     “Patents” means (a) all letters patent of the United States and all reissues and extensions thereof, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof.
     “Secured Obligations” is defined in Section 2.2.
     “Trademark License” means any agreement, written or oral, providing for the grant by or to a Debtor of any right to use any Trademark.
     “Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof, or otherwise and (b) all renewals thereof.
     “UCC” means the Uniform Commercial Code.
     “Works” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.
SECTION 2. Security Interest.
     2.1 Grant of Security Interest. Subject to the terms of this Agreement and to secure the Secured Obligations, each Debtor hereby pledges, assigns, grants, conveys and transfers to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a security interest in, and a right to set off against, any and all of its right, title and interest in, to and under the following, whether now owned, acquired or arising hereafter:
(a)	all Equipment, Goods and Inventory, and (whether or not included in such definitions) all tangible personal property, now owned or hereafter acquired by such Debtor, including, without limitation, (i) all research, storage or office equipment, computer hardware and software, machinery, chattels, tools, parts, machine tools, furniture, furnishings, fixtures and supplies, of every nature, wherever located, and (ii) all conditions, accessories and improvements to any equipment and all substitutions therefor and all accessories, parts and equipment which may be attached to or which are necessary for the operation and use of any equipment, personal property or fixtures, together with all accessions thereto;

(b)	all Accounts, cash and currency, all Chattel Paper, those Commercial Tort Claims identified on Schedule 2.1(b) attached hereto, all Documents, all Instruments, all Investment Property, all Letter of Credit Rights and all Supporting Obligations;

(c)	all rights of such Debtor under or arising out of present or future leases or contracts relating to any equipment;

(d)	all General Intangibles (including Deposit Accounts) and all rights of such Debtor in, to and under all Patents, Patent Licenses, Trademarks, Trademark Licenses, trade names, Copyrights, Copyright Licenses, Software, techniques, processes, formulas, know-how or other intellectual property, and licenses thereof;

(e)	all rights of such Debtor in, to and under all permits, authorizations, approvals, registrations, licenses, approvals, certificates of convenience or necessity, franchises, immunities, easements, consents, grants, ordinances or other rights granted by any governmental authority;

(f)	all rights of such Debtor in and to all books, records, writings, databases (electronic or otherwise), information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to, any of the foregoing;

(g)	all rights of such Debtor in, to or under (i) all sales orders, sales contracts, purchase orders, purchase contracts, operating agreements, management agreements, service agreements, development agreements, consulting agreements and leases, and (ii) all other contract rights, General Intangibles and, to the extent they can lawfully be conveyed or assigned, under express or implied warranties from providers of goods or services;

(h)	all rights of such Debtor in, to and under all products, Accessions, rents, issues, profits, returns, income and Proceeds of any and all Collateral and to the extent not otherwise included, all rights of such Debtor in, to and under all payments under insurance or any indemnity, warranty or guaranty payable by reason of any loss or damage to any Collateral or otherwise with respect to any of the Collateral; and

(i)	all rights of such Debtor in, to and under all moneys and securities deposited with the Administrative Agent pursuant to any term of this Agreement or any other Loan Document to be held by the Administrative Agent hereunder or thereunder (collectively “Cash Collateral”).
All of the foregoing property, whether now owned or hereafter acquired, other than the Excluded Items, is hereinafter collectively referred to as the “Collateral”; Collateral described in clauses (h) and (i) may be referred to herein as “Collateral Proceeds”. To have and to hold all and singular the Collateral by the Administrative Agent for the benefit of the holders of the Secured Obligations, in trust for the benefit and security of the Administrative Agent for the benefit of the holders of the Secured Obligations and for the uses and purposes, and subject to the terms and provisions, set forth in this Agreement and in the Credit Agreement. Any term of this Agreement to the contrary notwithstanding, the Collateral does not include any of the Excluded Items. The term “Excluded Items” means and includes all properties or assets described above, whether now owned or hereafter arising or acquired by such Debtor, which by their terms or by reason of applicable law would become void or voidable if a security interest therein were granted hereunder by such Debtor or which cannot be granted, conveyed, mortgaged, transferred or assigned by this Agreement or in which a security interest cannot effectively be granted hereunder.
     2.2 Secured Obligations. The Collateral shall secure the following obligations, indebtedness and liabilities, without duplication (all such obligations, indebtedness and liabilities being hereinafter sometimes called the “Secured Obligations”):
(a)	all of the obligations of the Loan Parties to the Lenders (including the L/C Issuer and the Swing Line Lender) and the Administrative Agent under the Credit Agreement and the other

Loan Documents (including, but not limited to, any interest accruing after the commencement by or against any Loan Party of a proceeding under any Debtor Relief Laws, regardless of whether such interest is an allowed claim under such proceeding), whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, created, held or acquired, whether primary, secondary, direct, contingent, or joint and several, as such obligations may be amended, modified, increased, extended, renewed or replaced from time to time;

(b)	all of the obligations owing by the Loan Parties under any Swap Contract with any Lender or any Affiliate of a Lender, whether now existing or hereafter arising;

(c)	all indemnity obligations of the Loan Parties under the Credit Agreement; and

(d)	all costs and expenses incurred in connection with enforcement and collection of the foregoing obligations, including reasonable attorneys’ fees.
SECTION 3. Representations and Warranties. Each Debtor represents and warrants to the Administrative Agent for the benefit of the holders of the Secured Obligations, that so long as any of the Secured Obligations remain outstanding and until all of the commitments relating thereto have been terminated:
     3.1 Title. Each of the Debtors owns or, with respect to Collateral acquired after the date hereof, the Debtors will own, legally and beneficially, the Collateral free and clear of any Lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder and Permitted Liens. Each of the Debtors has the unrestricted right to pledge the Collateral as contemplated hereby. No effective financing statement, mortgage, or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except for (i) protective filings under true leases, (ii) filings filed in favor of the Administrative Agent for the benefit of the holders of the Secured Obligations relating to this Agreement, and (iii) filings, if any, with respect to Permitted Liens.
     3.2 Organization and Authority. Neither the execution, delivery or performance by the Debtors of this Agreement nor compliance by them with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, will (i) contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality; or (ii) conflict with or result in any breach of any term, covenant condition or other provision of, or constitute a default under, or (other than pursuant to the Collateral Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Debtor under the terms of any contractual obligation to which any Debtor is a party or by which it or any of its properties or assets are bound or to which it may be subject.
     3.3 Location of any Debtors. As of the date hereof, (i) the state of organization, chief executive office, tax payer identification number and organizational identification number of each of the Debtors is set forth on Schedule 3.3(a) hereto and (ii) other than as set forth in Schedule 3.3(b) attached hereto and made a part hereof, no Debtor has been a party to a merger, consolidation or other change in structure or used any tradename in the prior five years.
     3.4 Perfected Security Interest. This Agreement has been duly authorized, executed and delivered by each of the Debtors. This Agreement creates in favor of the Administrative Agent, for the benefit of the holders of Secured Obligations, a security interest in the Collateral which will be perfected upon the filing of financing statements under the UCC, subject only to Permitted Liens, to the extent such security interests can be perfected by such filings pursuant to the UCC.

     3.5 No Consents. No consent of, or notice to, any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant by any of the Debtors of the Liens granted hereby (excluding any notices required in connection with Liens against any accounts or accounts receivable from any governmental entity) or for the execution, delivery or performance of this Agreement by any of the Debtors, other than the filing of financing statements as provided in Section 3.4 above and except for such other consents, notices or filings that have been obtained or made or that as of the date hereof are not required to have been obtained or made and may be obtained or made, as the case may be, when necessary.
SECTION 4. Covenants. Each Debtor covenants and agrees that so long as any of the Secured Obligations remain outstanding and until all of the commitments relating thereto have been terminated:
     4.1 Encumbrances. Except as permitted by the Credit Agreement, none of the Debtors shall create, permit, or suffer to exist, and each of the Debtors shall defend the Collateral against, any Lien on the Collateral except the pledge and security interest of the Administrative Agent hereunder and except for Permitted Liens, and shall defend the Debtors’ rights in the Collateral and the Administrative Agent’s security interest in the Collateral against the claims of all persons and entities (other than any person or entity claiming by, through or under the Administrative Agent or any obligee of the Secured Obligations).
     4.2 Sale of Collateral. None of the Debtors shall sell, assign, or otherwise dispose of the Collateral or any part thereof except as permitted by the Credit Agreement.
     4.3 Perfection of Security Interest. Each Debtor shall execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary (i) to assure to the Administrative Agent the effectiveness and priority of its security interests hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Schedule 4.3 attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 4.3 attached hereto and (D) with regard to Trademarks registered with the United States Patent and Trademark Office and all applications for Trademarks filed with the United States Patent and Trademark Office, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 4.3 attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. To that end, each Debtor authorizes the Administrative Agent to file one or more financing statements (with collateral descriptions broader, including without limitation “all assets” and/or “all personal property” collateral descriptions, and/or less specific than the description of the Collateral contained herein) disclosing the Administrative Agent’s security interest in any or all of the Collateral of such Debtor without such Debtor’s signature thereon, and further each Debtor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other Person whom the Administrative Agent may designate, as such Debtor’s attorney-in-fact with full power and for the limited purpose to sign and/or file in the name of such Debtor any such financing statements (including renewal statements), amendments and supplements, notices or any similar documents that in the Administrative Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Secured Obligations remain unpaid and until the commitments relating thereto shall have been terminated. Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Debtor wherever the Administrative Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any

Debtor or any part thereof, or to any of the Secured Obligations, such Debtor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent reasonably deems necessary to preserve, protect and enforce the security interests of the Administrative Agent granted hereunder under the law of such other jurisdiction (and, if a Debtor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Debtor pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of a Debtor’s agents and the Administrative Agent so requests, such Debtor agrees to notify such agents in writing of the Administrative Agent’s security interest therein and, upon the Administrative Agent’s request, instruct them to hold all such Collateral for the account of the holders of the Secured Obligations and subject to the Administrative Agent’s instructions.
     4.4 Instruments/Tangible Chattel Paper/Documents. If any amount payable under and constituting Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, such Debtor shall (i) ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Debtor at all times or, if requested by the Administrative Agent, is immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent and (ii) ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.
     4.5 Control. Such Debtor shall execute and deliver all agreements, assignments, instruments or other documents as the Administrative Agent shall reasonably request for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.
     4.6 Notification. Each of the Debtors shall promptly after it has knowledge thereof, notify the Administrative Agent of (i) any Lien upon or claim made or threatened against the Collateral other than Permitted Liens, (ii) any change in its name, state of incorporation or organization, its type of entity or its taxpayer identification number and (iii) a merger, consolidation or similar change in structure.
     4.7 Commercial Tort Claims. Such Debtor shall:
(a) Promptly notify the Administrative Agent in writing of the initiation of any Commercial Tort Claim before any Governmental Authority by or in favor of such Debtor or any of its Subsidiaries seeking damages in excess of $500,000.
(b) Execute and deliver such statements, documents and notices and do and cause to be done all such things as the Administrative Agent may reasonably deem necessary, appropriate or convenient, or as are required by law, to create, perfect and maintain the Administrative Agent’s security interest in any Commercial Tort Claim.
     4.8 Books and Records. Each of the Debtors shall mark its books and records to reflect the security interest of the Administrative Agent for the benefit of the holders of the Secured Obligations under this Agreement.
     4.9 Receipt after Default. If any Collateral is received by any of the Debtors during the continuance of an Event of Default, such Debtor shall pay over to the Administrative Agent all such Collateral on the day received, including the cash and checks endorsed by such Debtor evidencing the Collateral. None of the Debtors shall commingle the Collateral with any other funds, proceeds or monies of any of the Debtors, and shall keep such proceeds separate and apart from any other funds, proceeds or monies of any of the Debtors and shall hold the Collateral in trust for the Administrative Agent until same shall be paid over to the Administrative Agent as agreed to herein.

     4.10 Insurance. Each of the Debtors shall, at their own expense (jointly and severally), maintain insurance with respect to the Collateral as required by the Credit Agreement. All insurance proceeds with respect to any of the Collateral shall be subject to the security interest of the Administrative Agent hereunder.
SECTION 5. Rights of the Administrative Agent and Debtors.
     5.1 Power of Attorney. Each of the Debtors hereby irrevocably and with the power of substitution constitutes and appoints the Administrative Agent on behalf of the holders of the Secured Obligations and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of such Debtor or in its own name, from time to time in the Administrative Agent’s discretion during the continuance of an Event of Default and prior to the Collateral Termination Date, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Administrative Agent the power and right on behalf of such Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default and to the extent permitted by applicable laws, without notice to or the consent of the Debtor:
(a)	to demand, sue for, collect, or receive in the name of such Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

(b)	to pay or discharge taxes, liens, security interests, or other encumbrances (other than Permitted Liens) levied or placed on or threatened against the Collateral;

(c)	(i) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (iv) to commence and prosecute any suit; actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described in clause (v) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Administrative Agent may determine; (viii) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the Secured Obligations; (ix) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and the Debtors’ expense (jointly and severally), at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve, or realize upon the Collateral and the Administrative Agent’s security interest; (x) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein; and (xi) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Collateral into the name of the Administrative Agent or one or more of the holders of the Secured Obligations or into the name of any transferee to whom the Collateral or any part thereof may be sold pursuant to Section 6.2 hereof.
This power of attorney is a power coupled with an interest and shall be irrevocable. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions constituting or resulting from its willful misconduct or gross negligence. This power of attorney is conferred on the Administrative Agent solely to protect, preserve, and realize upon its security interest in the Collateral.
     5.2 Performance by the Administrative Agent of the Debtors’ Secured Obligations. On failure of any Debtor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, upon notice to the Debtors, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may reasonably make for the protection of the security hereof or that it may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Debtors on a joint and several basis (subject to Section 7.16 hereof) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Debtor, and no such advance or expenditure therefor, shall relieve the Debtors of any default under the terms of this Security Agreement, the other Loan Documents or any other documents relating to the Secured Obligations. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Debtor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
     5.3 The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by the Administrative Agent hereunder, the Administrative Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that the Debtors shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Administrative Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Administrative Agent takes such action, for purposes of preserving rights in the Collateral, as any of the Debtors may reasonably request in writing, but no failure or omission or delay by the Administrative Agent in complying with any such request by such Debtor, and no refusal by the Administrative Agent to comply with any such request by such Debtor, shall of itself be deemed to be a failure to exercise reasonable care.

     5.4 Rights of Debtors; Debtors Remain Liable.
     (a) Any term of this Agreement to the contrary notwithstanding, until written notice shall be given to any of the Debtors that the Administrative Agent is exercising its rights under this Section 5, such Debtor shall have the right, subject to the prohibitions contained in the Credit Agreement to possess, retain, enjoy and use the Collateral, to give consents, waivers or notifications with respect to the Collateral, to exercise its rights, powers and privileges under the Collateral, to agree to any modification of any of the terms of the Collateral, to dispose of any of the Collateral (it being agreed that the Lien of this Agreement shall attach to the proceeds thereof), and otherwise to act with respect to the Collateral in the ordinary course of business, in each case other than with respect to any Cash Collateral held by the Administrative Agent.
     (b) Anything herein to the contrary notwithstanding, (i) each of the Debtors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein (and subject to any defenses thereto), to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of the rights hereunder shall not release any of the Debtors from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) the Administrative Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral solely by reason of this Agreement, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of the Debtors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, in each case, solely by reason of this Agreement.
SECTION 6. Events of Default and Remedies.
     6.1 Events of Default. The Debtors shall be in default under this Agreement upon the occurrence of and during the continuation of any of the events or conditions defined as Events of Default in the Credit Agreement (an “Event of Default”).
     6.2 Rights and Remedies. Prior to the Collateral Termination Date, upon the occurrence of an Event of Default and so long as the same shall be continuing, the Administrative Agent shall have the following rights and remedies to the extent not prohibited by applicable laws:
(a)	In addition to all other rights and remedies granted to the Administrative Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Secured Obligations, the Administrative Agent shall have all of the rights and remedies of a secured party under the UCC of the jurisdiction applicable to the affected Collateral. Without limiting the generality of the foregoing, the Administrative Agent may (i) without demand or notice to the Debtors, collect, receive, or take possession of the Collateral or any part thereof, (ii) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Administrative Agent’s offices or elsewhere, for cash, on credit, or for future delivery without assumption of any credit risk, and/or (iii) bid and become a purchaser at any such sale free of any right or equity of redemption in any of the Debtors, which right or equity is hereby expressly waived and released by all of the Debtors. Upon the request of the Administrative Agent, any of the Debtors shall assemble the Collateral and make it available to the Administrative Agent at any place designated by the Administrative Agent that is reasonably convenient to such Debtor and the Administrative Agent. Each of the Debtors agrees that the Administrative Agent shall not be obligated to give more than ten (10) days’ prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Each of the Debtors shall be liable, jointly and severally, for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys’ fees and other reasonable expenses incurred by the Administrative Agent in connection with the collection of the Secured Obligations and the enforcement of the Administrative Agent’s rights under this Agreement, in each case during the continuance of an Event of Default, all of which expenses and fees shall constitute additional Secured Obligations secured by this Agreement. The Administrative Agent may apply the Collateral against the Secured Obligations then due and payable in such order and manner as it shall elect in its sole discretion. Each of the Debtors shall remain liable for any deficiency (subject to Section 7.16 hereof) together with interest thereon at the Default Rate if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Secured Obligations. Each of the Debtors waives all rights of marshaling in respect of the Collateral.

(b)	The Administrative Agent may cause any or all of the Collateral held by it to be transferred into the name of the Administrative Agent or the name or names of the Administrative Agent’s nominee or nominees (in each case as pledgee hereunder).
     6.3 Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Debtors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Debtors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.
     6.4 Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the holders of the Secured Obligations to exercise any right, remedy or option under this Agreement, any other Loan Document, any other documents relating to the Secured Obligations, or as provided by law, or any delay by the Administrative Agent or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the holders of the Secured Obligations shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the holders of the Secured Obligations, nor any party acting as attorney for the Administrative Agent or the holders of the Secured Obligations, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the holders of the Secured Obligations under this Agreement shall be cumulative and not exclusive of any other right or remedy that the Administrative Agent or the holders of the Secured Obligations may have.
     6.5 Retention of Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.
     6.6 Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the holders of the Secured Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement.

SECTION 7. Miscellaneous.
     7.1 No Waiver, Cumulative Remedies. No failure on the part of the Administrative Agent on behalf of the holders of the Secured Obligations to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. To the fullest extent permitted by applicable laws, the rights, powers, privilege and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law. The Administrative Agent may exercise any right, power, privilege or remedy under this Agreement or under applicable law against any Debtor without enforcing any rights, powers, privileges or remedies against any other Debtor under this Agreement or otherwise, each of the Debtors expressly waiving any rights or requirements that the Administrative Agent or any Lender first enforce any right, power, privilege or remedy against the Borrower, any other Debtor or any other Collateral for the Secured Obligations.
     7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Debtor and the Administrative Agent and their respective heirs, successors, and assigns, except that none of the Debtors may assign any of its rights or obligations under this Agreement without the prior written consent of the Required Lenders under the Credit Agreement except to the extent permitted by the Credit Agreement. To the fullest extent permitted by law, each Debtor hereby releases the Administrative Agent and each holder of the Secured Obligations, and their respective successors and assigns, from any liability for any act or omission relating to this Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such holder, or their respective officers, employees or agents.
     7.3 Notices. All notices required or permitted to be given under this Agreement shall be given as provided in Section 11.02 of the Credit Agreement.
     7.4 Governing Law; Submission to Jurisdiction.
     (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH DEBTOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH DEBTOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH DEBTOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, WAIVES PERSONAL SERVICE OF ANY

SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
     7.5 Waiver of Right to Trial by Jury.
     EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     7.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
     7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
     7.8 Amendments and Waivers. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.
     7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     7.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     7.11 Construction. The Debtors and the Administrative Agent acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtors and the Administrative Agent.
     7.12 Secured Obligations Absolute. The obligations of the Debtors under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any exercise or failure to exercise any right remedy, power, or privilege in respect of the Secured Obligations.

     7.13 Termination. On the Collateral Termination Date, the Liens created hereby shall terminate, and the Administrative Agent, at the request and expense of each Debtor, forthwith will execute and deliver to such Debtor a proper instrument or instruments acknowledging the satisfaction and termination of the Liens created hereby and will duly assign, transfer and deliver to such Debtor (without recourse and without any representation or warranty), such of the Collateral as may be in the possession of the Lender and as has not theretofore been sold or otherwise applied pursuant to this Agreement or the Credit Agreement. Upon such release and redelivery, this Agreement shall terminate.
     7.14 ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF.
     7.15 Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property owned by a Debtor), or by a guarantee, endorsement or property of any other Person in favor of the Administrative Agent on behalf of the holders of the Secured Obligations, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the holders of the Secured Obligations under this Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.
     7.16 Joint and Several Obligations of Debtors.
     (a) Each of the Debtors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the holders of the Secured Obligations, for the mutual benefit, directly and indirectly, of each of the Debtors and in consideration of the undertakings of each of the Debtors to accept joint and several liability for the obligations of each of them.
     (b) Each of the Debtors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Debtors with respect to the payment and performance of all of the Secured Obligations arising under this Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Debtors without preferences or distinction among them.
     (c) Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement, the other Loan Documents and the documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.
[Signatures on immediately following pages]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

DEBTORS:	QUANTA SERVICES, INC.,
a Delaware corporation

	By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
	Title:	Treasurer
ARBY CONSTRUCTION, INC.
AUSTIN TRENCHER, INC.
CCLC, INC.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
DILLARD SMITH CONSTRUCTION COMPANY
DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
MANUEL BROS., INC.
MEARS GROUP, INC.
NETWORK ELECTRIC COMPANY
NORTH SKY COMMUNICATIONS, INC.
PARKSIDE SITE & UTILITY COMPANY
     CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
PWR FINANCIAL COMPANY
QPC, INC.
QSI, INC.
QUANTA DELAWARE, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA LVII ACQUISITION, INC.
QUANTA LVIII ACQUISITION, INC.
QUANTA LIX ACQUISITION, INC.
QUANTA LX ACQUISITION, INC.
QUANTA LXI ACQUISITION, INC.
QUANTA LXII ACQUISITION, INC.
QUANTA LXIII ACQUISITION, INC.
QUANTA LXIV ACQUISITION, INC.
QUANTA LXV ACQUISITION, INC.,
each a Delaware corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer

QUANTA LXVI ACQUISITION, INC.
QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC.
QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA UTILITY INSTALLATION
     COMPANY, INC.
R.A. WAFFENSMITH & CO., INC.
SOUTHEAST PIPELINE CONSTRUCTION, INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
TOM ALLEN CONSTRUCTION COMPANY
TTGP, INC.
TTLP, INC.
UNDERGROUND CONSTRUCTION CO., INC.
UTILITY LINE MANAGEMENT SERVICES, INC.
VCI TELCOM, INC.
W.C. COMMUNICATIONS, INC.,
each a Delaware corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer
ADVANCED TECHNOLOGIES AND INSTALLATION
   CORPORATION
ALLTECK LINE CONTRACTORS (USA), INC.
POTELCO, INC.,
each a Washington corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer
BRADFORD BROTHERS, INCORPORATED TTM, INC.,
each a North Carolina corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer

CMI SERVICES, INC.
TRAWICK CONSTRUCTION COMPANY, INC.,
each a Florida corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer

CROWN FIBER COMMUNICATIONS, INC.,
a Virginia corporation

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED,
a California corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer

FIVE POINTS CONSTRUCTION CO.
MEJIA PERSONNEL SERVICES, INC.
SOUTHWEST TRENCHING COMPANY, INC.,
each a Texas corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer

INTERMOUNTAIN ELECTRIC, INC.,
a Colorado corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer

IRBY CONSTRUCTION COMPANY,
a Mississippi corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer

METRO UNDERGROUND SERVICES, INC. OF ILLINOIS
PROFESSIONAL TELECONCEPTS, INC.,
each an Illinois corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer

PAR ELECTRICAL CONTRACTORS, INC.,
a Missouri corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer

PROFESSIONAL TELECONCEPTS, INC.,
a New York corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer

THE RYAN COMPANY, INC.,
a Massachusetts corporation

By: Name:	/s/ Nicholas M. Grindstaff Nicholas M. Grindstaff
Title:	Treasurer

QDE LLC,
a Delaware limited liability company

By:	PWR Financial Company,
its sole member

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA ASSET MANAGEMENT LLC,
a Delaware limited liability company

By:	QSI, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

TOTAL QUALITY MANAGEMENT SERVICES, LLC,
a Delaware limited liability company

By:	Environmental Professional Associates, Limited, its sole member

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA UTILITY SERVICES, LLC,
a Delaware limited liability company

By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

TJADER, L.L.C.
OKAY CONSTRUCTION COMPANY, LLC,
each a Delaware limited liability company

By:	Spalj Construction Company,
its sole member

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

MEARS/CPG LLC
MEARS ENGINEERING/ LLC
MEARS/HDD, LLC
MEARS SERVICES LLC,
each a Michigan limited liability company

By:	Mears Group, Inc.,
the sole member of each of the foregoing
limited liability companies

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

S.K.S. PIPELINERS, LLC,
a Delaware limited liability company

By:	Arby Construction, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

TNS-VA, LLC,
a Delaware limited liability company

By:	Professional Teleconcepts, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

NORTH HOUSTON POLE LINE, L.P.
LINDSEY ELECTRIC, L.P.,
each a Texas limited partnership
DIGCO UTILITY CONSTRUCTION, L.P.,
a Delaware limited partnership

By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
QUANTA ASSOCIATES, L.P.,
each a Texas limited partnership

By:	QSI, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

TRANS TECH ELECTRIC, L.P.,
a Texas limited partnership

By:	TTGP, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

PWR NETWORK, LLC,
a Delaware limited liability company

By:	PWR Financial Company,
its sole member

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA RECEIVABLES, L.P.,
a Delaware limited partnership

By:	PWR Network, LLC,
its general partner

By:	PWR Financial Company,
its sole member

By:	/s/ Nicholas M. Grindstaff

Name:	Nicholas M. Grindstaff
Title:	Treasurer

Accepted and agreed to as of the date first above written.
Bank of America, N.A., as Administrative Agent

By:	/s/ David A. Johanson

Name:	David Johanson
Title:	Vice President

SCHEDULE 2.1(b)
COMMERCIAL TORT CLAIMS
Commercial Tort Claims asserted in Quanta vs. PAVA Applications International Corporation (“AIC”), filed on May 26, 2006 in California State Court in San Diego.

SCHEDULE 3.3(a)
STATE OF ORGANIZATION, CHIEF EXECUTIVE OFFICE,
TAX PAYER IDENTIFICATION NUMBER AND ORGANIZATIONAL IDENTIFICATION NUMBER

	DEBTOR’S	DEBTOR’S
	STATE	CHIEF	DEBTOR’S	DEBTOR’S
	OF	EXECUTIVE	TAXPAYER	ORGANIZATIONAL
DEBTOR	ORGANIZATION	OFFICE	ID NUMBER	ID NUMBER
Advanced Technologies and Installation Corporation	Washington	655 N. Glenville, Richardson, TX 75081	91-1528002	WA-601 330 655

Allteck Line Contractors (USA), Inc.	Washington	4200 N.W. Fruit Valley Rd., Vancouver, WA 98660	98-0198185	WA-601 955 593

Arby Construction, Inc.	Delaware	19705 W. Lincoln Ave., New Berlin, WI 53146	76-0605516	DE-3051554

Austin Trencher, Inc.	Delaware	9250 FM 2243, Leander, TX 78641	76-0598342	DE-3011775

Bradford Brothers, Incorporated	North Carolina	11712 Statesville Rd., Huntersville, NC 28078	56-0861169	NC-14630

CCLC, Inc.	Delaware	5 Johnson Dr., Raritan, NJ 08869	74-2947665	DE-3177733

CMI Services, Inc.	Florida	1555 South Blvd., Chipley, FL 32428	59-3371172	FL-P96000016106

Conti Communications, Inc.	Delaware	5 Johnson Dr., Ste. 4, Raritan, NJ 08869	76-0605511	DE-3051549

Croce Electric Company, Inc.	Delaware	421 Lincoln Ave., Warwick, RI 02888	76-0605518	DE-3051556

	DEBTOR’S	DEBTOR’S
	STATE	CHIEF	DEBTOR’S	DEBTOR’S
	OF	EXECUTIVE	TAXPAYER	ORGANIZATIONAL
DEBTOR	ORGANIZATION	OFFICE	ID NUMBER	ID NUMBER
Crown Fiber Communications, Inc.	Virginia	800 Satellite Blvd., Sewanee, GA 30024	54-1612812	VA-0386581-3

Digco Utility Construction, L.P.	Delaware	1608 Margaret St., Houston, TX 77093	76-0612176	DE-3074649

Dillard Smith Construction Company	Delaware	4001 Industry Dr., Chattanooga, TN 37416	76-0589264	DE-2958382

Driftwood Electrical Contractors, Inc.	Delaware	4585 US Hwy 27 N, Lancaster, KY 40444	76-0589278	DE-2958408

Environmental Professional Associates, Limited	California	1441 Garden Hwy, Yuba City, CA 95991	68-0248659	CA-1686969

Five Points Construction Co.	Texas	5145 Industrial Way, Benicia, CA 94510	94-2738636	TX-554558-00

Global Enercom Management, Inc.	Delaware	1500 S. Dairy Ashford, Ste. 240, Houston, TX 77077	76-0598339	DE-3011772

Golden State Utility Co.	Delaware	2001 West Tuolumne Rd., Turlock, CA 95380	76-0567490	DE-2880189

H. L. Chapman Pipeline Construction, Inc.	Delaware	9250 FM 2243 Leander, TX 78641	76-0598341	DE-3011774

Intermountain Electric, Inc.	Colorado	602 South Lipan St., Denver, CO 80223	84-0906573	CO-19871509304

Irby Construction Company	Mississippi	817 S. State Street, Jackson, MS 39201	64-0902002	MS-1015306

	DEBTOR’S	DEBTOR’S
	STATE	CHIEF	DEBTOR’S	DEBTOR’S
	OF	EXECUTIVE	TAXPAYER	ORGANIZATIONAL
DEBTOR	ORGANIZATION	OFFICE	ID NUMBER	ID NUMBER
Lindsey Electric, L.P.	Texas	1608 Margaret St., Houston, TX 77093	02-0557008	TX-800040857

Manuel Bros., Inc.	Delaware	908 Taylorville Rd., Ste 104, Grass Valley, CA 95949	76-0577087	DE-2923002

Mears Engineering/ LLC	Michigan	4500 N. Mission Rd., Rosebush, MI 48878	N/A	MI-B38842

Mears Group, Inc.	Delaware	4500 N. Mission Rd., Rosebush, MI 48878	76-0612167	DE-3074660

Mears/HDD LLC	Michigan	4500 N. Mission Rd., Rosebush, MI 48878	N/A	MI-B40366

Mears Services LLC	Michigan	4500 N. Mission Rd., Rosebush, MI 48878	N/A	MI-B40214

Mears/CPG LLC	Michigan	4500 N. Mission Rd., Rosebush, MI 48878	N/A	MI-B-40-215

Mejia Personnel Services, Inc.	Texas	431 W. Bedford-Euless Rd., Ste F, Hurst, TX 76053	75-2575734	TX-1339640

Metro Underground Services, Inc. of Illinois	Illinois	901 Ridgeway Ave., Aurora, IL 60506	36-4125701	IL-5915-971-2

Network Electric Company	Delaware	1465 W.4th St., Reno, NV 89503	76-0598345	DE-3011791

North Houston Pole Line, L.P.	Texas	1608 Margaret St., Houston, TX 77093	74-1675857	TX-800040732

	DEBTOR’S	DEBTOR’S
	STATE	CHIEF	DEBTOR’S	DEBTOR’S
	OF	EXECUTIVE	TAXPAYER	ORGANIZATIONAL
DEBTOR	ORGANIZATION	OFFICE	ID NUMBER	ID NUMBER
North Sky Communications, Inc.	Delaware	11818 S.E. Mill Plain Blvd., Ste 302, Vancouver, WA 98884	76-0605490	DE-3051560

Okay Construction Company, LLC	Delaware	208 Rum River Dr., Princeton, MN 55371	N/A	DE-3074659

PAR Electrical Contractors, Inc.	Missouri	4770 N. Belleview Ave., Ste 300, Kansas City, MO 84116	44-0591890	MO-83692

Parkside Site and Utility Company Corporation	Delaware	46 Molter St., Cranston, RI 02910	76-0612181	DE-3074661

Parkside Utility Construction Corp.	Delaware	46 Molter St., Cranston, RI 02910	76-0612160	DE-3074662

Potelco, Inc.	Washington	14103 Stewart Rd., Sumner, WA 98390	91-0784248	WA-278 047 572

Professional Teleconcepts, Inc.	Illinois	Route 12 South, P.O. Box 303, Norwich, NY 13815	36-3785874	IL-5655-232-4

Professional Teleconcepts, Inc.	New York	Route 12 South, P.O. Box 303, Norwich, NY 13815	16-1246233	NY-72042

PWR Financial Company	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0700118	DE-3473374

PWR Network, LLC	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	N/A	DE-3474134

	DEBTOR’S	DEBTOR’S
	STATE	CHIEF	DEBTOR’S	DEBTOR’S
	OF	EXECUTIVE	TAXPAYER	ORGANIZATIONAL
DEBTOR	ORGANIZATION	OFFICE	ID NUMBER	ID NUMBER
QDE LLC	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	N/A	DE-3471430

QPC, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0612164	DE-3074663

QSI, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0574731	DE-2911792

Quanta Asset Management LLC	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	N/A	DE-3471361

Quanta Associates, L.P.	Texas	1360 Post Oak, Ste 2100, Houston, TX 77056	73-1628097	TX-800040556

Quanta Delaware, Inc.	Delaware	300 Delaware Ave., 9th Floor, Wilmington, DE 19801	51-6508285	DE-2914990

Quanta Government Services, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	73-1684943	DE-3051571

Quanta Government Solutions, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0612166	DE-3074669

Quanta LVII Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0612165	DE-3074664

Quanta LVIII Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644260	DE-3074672

	DEBTOR’S	DEBTOR’S
	STATE	CHIEF	DEBTOR’S	DEBTOR’S
	OF	EXECUTIVE	TAXPAYER	ORGANIZATIONAL
DEBTOR	ORGANIZATION	OFFICE	ID NUMBER	ID NUMBER
Quanta LIX Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644273	DE-3233259

Quanta LX Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644271	DE-3233298

Quanta LXI Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644272	DE-3233297

Quanta LXII Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644265	DE-3233302

Quanta LXIII Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644260	DE-3233305

Quanta LXIV Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644258	DE-3233306

Quanta LXV Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644263	DE-3233310

Quanta LXVI Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644270	DE-3233317

Quanta LXVII Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644266	DE-3233326

Quanta LXVIII Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644255	DE-3233335

	DEBTOR’S	DEBTOR’S
	STATE	CHIEF	DEBTOR’S	DEBTOR’S
	OF	EXECUTIVE	TAXPAYER	ORGANIZATIONAL
DEBTOR	ORGANIZATION	OFFICE	ID NUMBER	ID NUMBER
Quanta LXIX Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644257	DE-3233334

Quanta LXX Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644269	DE-3233337

Quanta LXXI Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644259	DE-3233344

Quanta LXXII Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644264	DE-3233341

Quanta LXXIII Acquisition, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644261	DE-3233347

Quanta Receivables, LP	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0700119	DE-3474142

Quanta Services, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	74-2851603	DE-2786882

Quanta Services Management Partnership, L.P.	Texas	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0574732	TX-110116-10

Quanta Utility Installation Company, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0592449	DE-2987930

Quanta Utility Services, LLC	Delaware	4770 N. Bellview Ave., Ste 300, Kansas City, MO 64116	N/A	De-2958377

	DEBTOR’S	DEBTOR’S
	STATE	CHIEF	DEBTOR’S	DEBTOR’S
	OF	EXECUTIVE	TAXPAYER	ORGANIZATIONAL
DEBTOR	ORGANIZATION	OFFICE	ID NUMBER	ID NUMBER
R.A. Waffensmith & Co., Inc.	Delaware	2042 N. Kelty Rd., Franktown, CO 80116	76-0589266	DE-2958387

S.K.S. Pipeliners, LLC	Delaware	19705 W. Lincoln Ave., New Berlin, WI 53146	N/A	DE-3051555

Southeast Pipeline Construction, Inc.	Delaware	245 N. Main St., Jasper, GA 30143	76-0612175	DE-3074650

Southwest Trenching Company, Inc.	Texas	1608 Margaret St., Houston, TX 77093	76-0106600	TX-706733

Spalj Construction Company	Delaware	22360 County Road 12, Deerwood, MN 56444	76-0567489	DE-2880741

Sumter Utilities, Inc.	Delaware	1151 North Pike West, Sumter, SC 29153	76-0577089	DE-2921852

The Ryan Company, Inc.	Massachusetts	25 Constitution Dr., Taunton, MA 02780	04-2387367	MA-704294

Tjader, L.L.C.	Delaware	541 Industrial Blvd., New Richmond, WI 54017	N/A	DE-3255806

TNS-VA, LLC	Delaware	Route 12 South, P.O. Box 303, Norwich, NY 13815	N/A	DE-3420551

Tom Allen Construction Company	Delaware	411 Edwardsville Rd., Troy, IL 62294	76-0589277	DE-2958406

Total Quality Management Services, LLC	Delaware	1441 Garden Hwy, Yuba City, CA 95991	N/A	DE-3562559

	DEBTOR’S	DEBTOR’S
	STATE	CHIEF	DEBTOR’S	DEBTOR’S
	OF	EXECUTIVE	TAXPAYER	ORGANIZATIONAL
DEBTOR	ORGANIZATION	OFFICE	ID NUMBER	ID NUMBER
Trans Tech Electric, L.P.	Texas	4601 Cleveland Rd., South Bend, IN 46628	35-1553093	TX-146606-10

Trawick Construction Company, Inc.	Florida	1555 South Blvd., Chipley, FL 32428	59-0907078	FL-240496

TTGP, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644267	DE-3233374

TTLP, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0644262	DE-3233400

TTM, Inc.	North Carolina	6135 Lakeview Rd., Ste 500, Charlotte, NC 28269	56-1356956	NC-C-0400614

Underground Construction Co., Inc.	Delaware	5145 Industrial Way, Benicia, CA 94510	76-0575471	DE-2915129

Utility Line Management Services, Inc.	Delaware	1360 Post Oak, Ste 2100, Houston, TX 77056	76-0612162	DE-3074670

VCI Telcom, Inc.	Delaware	1921 W. 11th St., Upland, CA 91786	76-0589274	DE-2958392

W. C. Communications, Inc.	Delaware	1921 W. 11th St., Upland, CA 91786	76-0598348	DE-3011796

SCHEDULE 3.3(b)

Debtor	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
Advanced Technologies and Installation Corporation		Telecom Network Specialists, Inc.
JT Communications, Inc.
Allteck Line Contractors (USA), Inc.	Allteck Line Contractors, Inc.
Allteck Line Contractors, Inc.		4387 Investments Ltd.
Arby Construction, Inc.	Quanta XXXVII Acquisition, Inc.	Denny Anderson, Inc. f/k/a Fox Utility Service
Austin Trencher, Inc.	Quanta XIV Acquisition, Inc.
Bradford Brothers, Incorporated		Lake Norman Pipeline LLC
Edwards Pipeline Company, LLC
Wade D. Taylor, Inc.
CMI Services, Inc.	Communication Manpower, Inc.
Conti Communications, Inc.	Quanta XXXIV Acquisition, Inc.
Croce Electric Company, Inc.	Quanta XXXIX Acquisition, Inc.
Crown Fiber Communications, Inc.		Fiber Technology, Inc.
Myers Cable, Inc.
Quanta XXIV Acquisition, Inc.
T.H Cable Construction, Inc.
World CATV Communications, Inc.
World Fiber, Inc.
Choice Optics Communications, Inc.
DeltaComm, Inc.
Marlboro Cablevision Constructors, Inc.
Sycamore Shoals Communications, Inc.
Digco Utility Construction, L.P.	Digco Utility Construction, Inc.	Ranger Field Services, Inc. f/k/a Ranger Directional, Inc.
	Quanta XLII Acquisition, Inc.	Charlie Hill Road Boring, Inc. Brown Engineering, LLC
Dillard Smith Construction Company	Quanta III Acquisition, Inc.	Haines Construction Company
P.D.G. Electric Co.
Driftwood Electrical Contractors, Inc.	Quanta X Acquisition, Inc.	Maddux Underground Communication, Inc.
The 27 Digging Company, Inc.
Environmental Professional Associates, Limited		Computapole, Inc.
PROVCO
Tip Top Arborists, Inc.
W.H.O.M. Corporation
Coast to Coast, LLC

Debtor	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
Global Enercom Management, Inc.	GEM Engineering Co., Inc.
Quanta XI Acquisition, Inc.
Golden State Utility Co.	GSU Acquisition, Inc.	Wesley C. Sanders d/b/a W.C. Sanders Construction Company
North Pacific Construction Co., Inc.
H.L. Chapman Pipeline Construction, Inc.	Quanta XIII Acquisition, Inc.	DB Utilities, Inc.
H.L. Chapman Leasing Co., Inc.
Sullivan Welding, inc.
Intermountain Electric, Inc.		Grand Electric Company
I.E. Holdings, Inc.
Irby Construction Company		Utilities Construction & Technology Solutions, LLC
Lindsey Electric, L.P.	Lindsey Electric, Inc.
Manuel Bros., Inc.	Smith Acquisition DE, Inc.	Renaissance Construction, Inc.
Renaissance Construction of Nevada, Inc.
Renaissance Construction of Utah, Inc.
Western Directional , Inc.
Mears Group, Inc.	Quanta L Acquisition, Inc.	Conceco Engineering, Inc.
High Potential Engineering, Inc
High Potential Products, Inc.
Specialty Drilling Technology, Inc.
Mears Pipeline Services, Inc.
Mejia Personnel Services, Inc.		Quanta LV Acquisition, Inc.
Metro Underground Services, Inc. of Illinois	Subsite Services, Inc.
CW Construction Services, Inc.
Metro Underground Services, Inc.
Network Electric Company	Quanta XVII Acquisition, Inc.	Network Equipment, LLC
North Houston Pole Line, L.P.	North Houston Pole Line Corp.	Service Corporation of the Southwest
Lindsey Electric Company Inc.
North Sky Communications, Inc.	Quanta XXIII Acquisition, Inc.	Sky Antenna Systems Inc.
North Pacific Utility Contractors, Inc.
Okay Construction Company, LLC	Okay Construction Co., Inc.
Quanta XLVIII Acquisition, Inc.
PAR Electrical Contractors, Inc.		Allmat, Inc.
Harker & Harker, Inc.
M&M Line Construction, Inc.
Martin’s Equipment Rentals, Inc.
Pinnacle Construction of Kansas, Inc.
Riggin & Diggin Line Construction, Inc.

Debtor	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
Seaward Corporation
Taylor Built, Inc.
Union Power Construction Company
Mustang Line Contractors, Inc.
Lineco Leasing, LLC
Parkside Site and Utility Company Corporation	Quanta LII Acquisition, Inc.
Parkside Utility Construction Corp.	Quanta LIII Acquisition, Inc.	Utility Systems, Inc.
Potelco, Inc.		Kingston Constructors, Inc.
Kingston Contracting, Inc.
Kuenzi Construction, Inc.
NorAm Telecommunications, Inc.
PowerLink Corporation
Professional Teleconcepts, Inc. (NY)		Airlan Telecom Services, L.P.
QPC, Inc.	Quanta LVI Acquisition, Inc.	Q Resources, LLC
TXLP, Inc.
QSI, Inc.		Quanta Holdings, Inc.
Quanta Government Services, Inc.	Quanta XXXI Acquisition, Inc.
Quanta Government Solutions, Inc.	Quanta LI Acquisition, Inc.
Quanta International Limited	Seglow Limited
Quanta Services of Canada Ltd.	4192 Investments Ltd.
Quanta Utility Services, LLC	Quanta II Acquisition, Inc.	Northern Line Layers, Inc.
	Northern Line Layers, LLC	Bonneville Construction Co., Inc.
Great Western Enterprises, Inc.
Netcom Management Group, Inc.
TVS Systems, Inc.
R.A. Waffensmith & Co., Inc.	Quanta V Acquisition, Inc.	Kodiak Underground Services
MC Underground, LLC
On Line Construction, Inc.
T&S Trenching
TSI, Inc. Southwestern Communications, Inc.
S.K.S. Pipeliners, LLC	S.K.S. Pipeliners, Inc.
Quanta XXXVIII Acquisition, Inc.
Southeast Pipeline Construction, Inc.	Quanta XLII Acquisition, Inc.	Southeast Pipeline Management Corporation
Spalj Construction Company	Spalj Acquisition, Inc.	Dot 05, LLC
Edward Smith d/b/a Smith Contracting
Spancon of Deerwood, Inc.

Debtor	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
Thorstad Brothers Tiling
Tjader & Highstrom, Inc.
Wilson Roadbores, Inc.
Sumter Utilities, Inc.	Sumter Builders, Inc.	Utilities Construction Co., Inc.
	Sumter Acquisition, Inc.	Old Lesco Corporation, Inc.
Utilico, Inc.
The Ryan Company, Inc.	Quanta I Acquisition, Inc.	Eastern Communications, Inc.
Ryan Electrical Company, Inc.
Tom Allen Construction Company	Quanta IX Acquisition, Inc.
Trans Tech Electric, L.P.	Trans Tech Conversion	Trans Tech Electric, Inc.
	Corporation	Trans Tech Acquisition, Inc.
Trawick Construction Company, Inc.		Gulf Telephone Company
J & P Splicing, Inc.
TTGP, Inc.	Quanta LXXV Acquisition, Inc.
TTLP, Inc.	Quanta LXXIV Acquisition, Inc.
TTM, Inc.	Quanta XII Acquisition, Inc.	The Telephone Man, Inc.
Underground Construction Co., Inc.	Underground Acquisition, Inc.	Hudson & Poncetta, Inc.
Utility Line Management Services, Inc.	Quanta LIV Acquisition, Inc.
VCI Telcom, Inc.	Quanta VI Acquisition, Inc.	Valverde Communications, Inc.
W.C. Communications, Inc.	Quanta XX Acquisition, Inc.	Network Communications Services, Inc.
Pac West Construction, Inc.

SCHEDULE 4.3
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
COPYRIGHTS
United States Copyright Office
Ladies and Gentlemen:
     Please be advised that pursuant to the Amended and Restated Security Agreement dated as of June 12, 2006 (as the same may be amended, modified, extended or restated from time to time, the “Security Agreement”) by and among the Debtors party thereto (each a “Debtor” and collectively, the “Debtors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Debtor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations.
     The undersigned Debtor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the copyrights and copyright applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours,

[Debtor]

By:

Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:

SCHEDULE 4.3
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
PATENTS
United States Patent and Trademark Office
Ladies and Gentlemen:
     Please be advised that pursuant to the Amended and Restated Security Agreement dated as of June 12, 2006 (the “Security Agreement”) by and among the Debtors party thereto (each a “Debtor” and collectively, the “Debtors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Debtor has granted a continuing security interest in and continuing lien upon, the patents and patent applications set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations.
     The undersigned Debtor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the patents and patent applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

[Debtor]

By:

Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:

2

SCHEDULE 4.3
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
TRADEMARKS
United States Patent and Trademark Office
Ladies and Gentlemen:
     Please be advised that pursuant to the Amended and Restated Security Agreement dated as of June 12, 2006 (the “Security Agreement”) by and among the Debtors party thereto (each a “Debtor” and collectively, the “Debtors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Debtor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations.
     The undersigned Debtor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the trademarks and trademark applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

[Debtor]

By:

Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:

3